UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-4980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, 18th Floor, Los Angeles, CA	90017

(Address of principal executive offices)	(Zip code)

Philip K. Holl, Esq. Secretary 865 South Figueroa Street, 18th Floor Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(213) 244-0000

Date of fiscal year end:	December 31, 2011

Date of reporting period:	September 30, 2011

Item 1.	Schedule of Investments. – The Schedule of Investments are filed herewith.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—SEPTEMBER 30, 2011 (UNAUDITED)

Principal Amount		Value
	Fixed Income Securities
	Asset-Backed Securities (11.7% of Net Assets)

$1,767,647	Aerco, Ltd., (2A-A3), (144A), 0.689%, due 07/15/25(1)(2)	$1,325,735
1,214,109	Aircastle Pass Through Trust, (07-1A-G1), (144A), 0.486%, due 06/14/37(1)(2)	1,080,557
1,109,522	Babcock & Brown Air Funding, Ltd., (07-1A-G1), (144A), 0.529%, due 11/14/33(1)(2)	972,586
390,565	Bayview Commercial Asset Trust, (05-2A-A1), (144A), 0.545%, due 08/25/35(1)(2)	301,912
2,200,000	Brazos Higher Education Authority, (10-1-A2), 1.512%, due 02/25/35(1)	2,046,940
1,679,206	CIT Education Loan Trust, (07-1-A), (144A), 0.448%, due 03/25/42(1)(2)	1,537,268
675,000	EFS Volunteer LLC, (10-1-A2), (144A), 1.103%, due 10/25/35(1)(2)	642,704
1,246,833	GE Business Loan Trust, (03-2A-A), (144A), 0.599%, due 11/15/31(1)(2)	1,158,867
824,064	GE Business Loan Trust, (04-1-A), (144A), 0.519%, due 05/15/32(1)(2)	769,434
749,149	GE Business Loan Trust, (04-1-B), (144A), 0.929%, due 05/15/32(1)(2)	607,737
526,035	GE Business Loan Trust, (04-2A-A), (144A), 0.449%, due 12/15/32(1)(2)	456,131
1,177,525	GE Business Loan Trust, (05-1A-A3), (144A), 0.479%, due 06/15/33(1)(2)	995,437
1,090,992	GE Business Loan Trust, (05-2A-A), (144A), 0.469%, due 11/15/33(1)(2)	918,296
1,000,000	GE Corporate Aircraft Financing LLC, (05-1A-C), (144A), 1.535%, due 08/26/19(1)(2)	905,000
258,333	GE SeaCo Finance SRL, (04-1A-A), (144A), 0.53%, due 04/17/19(1)(2)	251,378
1,145,833	GE SeaCo Finance SRL, (05-1A-A), (144A), 0.48%, due 11/17/20(1)(2)	1,100,703
859,746	Genesis Funding, Ltd., (06-1A-G1), (144A), 0.47%, due 12/19/32(1)(2)	758,531
550,000	Goal Capital Funding Trust, (06-1-B), 0.762%, due 08/25/42(1)	456,678
1,040,000	Lease Investment Flight Trust, (1-A1), 0.619%, due 07/15/31(1)	681,200
1,205,000	Lease Investment Flight Trust, (1-A2), 0.659%, due 07/15/31(1)	783,997
2,200,000	North Carolina State Education Assistance Authority, (11-1-A3), 1.282%, due 10/25/41(1)	2,018,698
1,750,000	Northstar Education Finance, Inc., (07-1-A3), 0.313%, due 01/29/46(1)	1,583,346
1,882,212	Peachtree Finance Co. LLC, (144A), (Class A Notes), 4.71%, due 04/15/48(2)	1,962,206
183,333	TAL Advantage LLC, (06-1A-NOTE), (144A), 0.421%, due 04/20/21(1)(2)	167,006
590,417	TAL Advantage LLC, (10-2A-A), (144A), 4.3%, due 10/20/25(2)	561,161
233,333	TAL Advantage LLC, (11-1A-A), (144A), 4.6%, due 01/20/26(2)	233,713
550,000	Textainer Marine Containers, Ltd., (05-1A-A), (144A), 0.48%, due 05/15/20(1)(2)	511,912
853,125	Textainer Marine Containers, Ltd., (11-1A-A), (144A), 4.7%, due 06/15/26(2)	859,353
708,053	Trinity Rail Leasing LP, (06-1A-A1), (144A), 5.9%, due 05/14/36(2)	770,871
450,000	TRIP Rail Holdings LLC, (11-1-SNR), (144A), 8%, due 07/06/14 (Cost $450,000, Acquired 07/06/2011)(2)(3)(4)	449,998
710,417	Triton Container Finance LLC, (06-1A-NOTE), (144A), 0.4%, due 11/26/21(1)(2)	648,057
437,760	Triton Container Finance LLC, (07-1A-NOTE), (144A), 0.37%, due 02/26/19(1)(2)	407,434
2,300,000	U.S. Education Loan Trust LLC, (06-2A-A1), (144A), 0.506%, due 03/01/31(1)(2)	2,051,188

	Total Asset-Backed Securities (Cost: $29,434,434)	29,976,034

	Bank Loans (1.3%)

	Electric Utilities (0.4%)
88,826	Kelson Finance, LLC (Loan Agreement), 12.6%, due 03/08/14(5)	85,939
1,560,318	Mach Gen, LLC (Loan Agreement), 15.25%, due 02/15/15(5)	1,048,533

	Total Electric Utilities	1,134,472

	Hotels, Restaurants & Leisure (0.5%)
1,500,000	Harrahs Operating Company (Loan Agreement), 6.9%, due 01/28/15(5)	1,261,200

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—SEPTEMBER 30, 2011 (UNAUDITED) (CONT’D)

Principal Amount		Value
	Satellite Communications (0.4%)
$997,500	Intelsat Jackson Holdings, Ltd. (Loan Agreement), 6.79%, due 04/02/18(5)	$962,787

	Total Bank Loans (Cost: $3,791,123)	3,358,459

	Collateralized Mortgage Obligations (72.6%)

	Commercial Mortgage-Backed Securities (2.4%)
1,000,000	Bayview Commercial Asset Trust, (06-SP1-M1), (144A), 0.685%, due 04/25/36(1)(2)	683,122
615,000	Credit Suisse Mortgage Capital Certificates, (06-C5-A3), 5.311%, due 12/15/39	645,865
1,972,403	DBRR Trust, Series 2011-LC2, Class TR, 4.537%, due 05/12/21	1,786,258
1,925,000	Greenwich Capital Commercial Funding Corp., (06-GG7-A4), 6.074%, due 07/10/38(1)	2,079,788
980,000	Greenwich Capital Commercial Funding Corp., (07-GG9-A4), 5.444%, due 03/10/39	1,020,204

	Total Commercial Mortgage-Backed Securities	6,215,237

	Residential Non-Agency Mortgage-Backed Securities (60.0%)
4,934,303	Adjustable Rate Mortgage Trust, (05-11-2A3), 2.73%, due 02/25/36(1)(6)	2,313,449
2,455,514	Adjustable Rate Mortgage Trust, (05-4-6A22), 2.764%, due 08/25/35(1)	1,204,373
1,471,937	Adjustable Rate Mortgage Trust, (06-1-2A1), 3.172%, due 03/25/36(1)	901,633
3,004,026	American Home Mortgage Assets, (05-2-2A1A), 3.024%, due 01/25/36(1)(6)	2,153,974
3,100,000	Asset-Backed Securities Corp. Home Equity, (07-HE1-A4), 0.375%, due 12/25/36(1)	1,353,634
1,625,617	BCAP LLC Trust, (10-RR11-3A2), (144A), 2.825%, due 06/27/36(1)(2)	1,499,926
1,846,089	BCAP LLC Trust, (11-RR3-1A5), 5.429%, due 05/27/37(1)	1,778,386
2,188,677	BCAP LLC Trust, (11-RR3-5A3), 4.762%, due 11/27/37(1)	1,942,653
1,134,510	BCAP LLC Trust, (11-RR4-1A3), 2.902%, due 03/26/36(1)	1,035,241
1,492,111	BCAP LLC Trust, (11-RR5-1A3), 5.768%, due 03/26/37(1)	1,376,472
1,002,969	BCAP LLC Trust, (11-RR5-2A3), 4.976%, due 06/26/37(1)	933,374
2,654,900	Bear Stearns Adjustable Rate Mortgage Trust, (07-4-22A1), 5.705%, due 06/25/47(1)	2,027,082
2,015,535	Bear Stearns Alternative Loan Trust, (04-8-1A), 0.935%, due 09/25/34(1)	1,575,424
1,432,712	Bear Stearns Asset-Backed Securities Trust, (06-IM1-A1), 0.465%, due 04/25/36(1)(6)	743,542
244,219	Centex Home Equity, (05-A-AF5), 5.28%, due 01/25/35(1)	237,574
3,665,918	Citigroup Mortgage Loan Trust, Inc., (05-8-1A1A), 2.589%, due 10/25/35(1)	2,432,388
1,750,474	Citigroup Mortgage Loan Trust, Inc., (06-AR6-1A1), 5.882%, due 08/25/36(1)	1,461,748
3,267,993	CitiMortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36	2,398,975
1,862,791	CitiMortgage Alternative Loan Trust, (06-A5-1A8), 6%, due 10/25/36(6)	1,305,165
808,948	Conseco Finance Securitizations Corp., (01-4-A4), 7.36%, due 09/01/33	882,672
1,200,000	Countryplace Manufactured Housing Contract Trust, (07-1-A4), (144A), 5.846%, due 07/15/37(1)(2)	1,107,119
2,244,842	Countrywide Alternative Loan Trust, (06-36T2-1A4), 5.75%, due 12/25/36	1,394,184
1,639,543	Countrywide Alternative Loan Trust, (06-5T2-A3), 6%, due 04/25/36	1,187,980
2,744,862	Countrywide Alternative Loan Trust, (07-11T1-A21), 6%, due 05/25/37	1,774,273
3,595,895	Countrywide Alternative Loan Trust, (07-12T1-A5), 6%, due 06/25/37	2,554,549
4,579,911	Countrywide Alternative Loan Trust, (07-19-1A34), 6%, due 08/25/37	3,446,710
3,000,000	Countrywide Alternative Loan Trust, (07-19-1A4), 6%, due 08/25/37	2,113,728
2,236,300	Countrywide Alternative Loan Trust, (07-9T1-2A3), 6%, due 05/25/37	1,453,834
1,528,611	Countrywide Alternative Loan Trust, (08-2R-3A1), 6%, due 08/25/37	1,213,294
2,143,605	Countrywide Home Loans, (04-HYB4-B1), 2.609%, due 09/20/34(1)	314,062
126,531,961	Countrywide Home Loans, (06-14-X), 0.319%, due 09/25/36(I/O)(1)(3)	1,308,467
3,622,980	Countrywide Home Loans, (06-HYB2-1A1), 2.88%, due 04/20/36(1)	1,833,181
3,453,806	Countrywide Home Loans, (07-J2-2A6), 6%, due 07/25/37	2,245,678

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—SEPTEMBER 30, 2011 (UNAUDITED) (CONT’D)

Principal Amount		Value
	Residential Non-Agency Mortgage-Backed Securities (Continued)
$656,983	Credit Suisse First Boston Mortgage Securities Corp., (04-AR5-11A2), 0.975%, due 06/25/34(1)	$501,075
2,749,016	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36(6)	1,783,842
2,009,432	Credit Suisse Mortgage Capital Certificates, (06-6-1A8), 6%, due 07/25/36(6)	1,370,161
28,286,129	Credit Suisse Mortgage Capital Certificates, (06-9-7A2), 6.315%, due 11/25/36(I/O) (I/F)(1)(3)	5,601,841
1,301,414	Credit-Based Asset Servicing and Securitization LLC, (03-CB3-AF1), 3.379%, due 12/25/32(1)	1,092,280
1,397,655	Credit-Based Asset Servicing and Securitization LLC, (06-CB1-AF2), 5.236%, due 01/25/36(1)	814,013
5,500,000	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AB2-A2), 6.16%, due 06/25/36(1)	3,788,983
2,243,686	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AR6-A6), 0.425%, due 02/25/37(1)	1,161,847
499,097	Downey Savings & Loan Association Mortgage Loan Trust, (06-AR2-2A1A), 0.43%, due 11/19/37(1)	305,961
2,500,000	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF18-A2D), 0.445%, due 12/25/37(1)	1,013,600
1,200,000	Green Tree, (08-MH1-A2), (144A), 8.97%, due 04/25/38(1)(2)	1,344,008
1,337,843	Green Tree, (08-MH1-A3), (144A), 8.97%, due 04/25/38(1)(2)	1,429,376
2,500,000	Green Tree Financial Corp., (96-10-M1), 7.24%, due 11/15/28	2,717,123
1,200,000	Green Tree Financial Corp., (96-7-M1), 7.7%, due 10/15/27	1,308,708
1,161,644	Green Tree Financial Corp., (97-3-A5), 7.14%, due 03/15/28	1,273,732
481,574	Green Tree Financial Corp., (97-3-A7), 7.64%, due 03/15/28	534,651
937,677	Green Tree Financial Corp., (98-3-A6), 6.76%, due 03/01/30	990,494
1,042,389	Green Tree Financial Corp., (98-4-A5), 6.18%, due 04/01/30	1,052,602
891,374	Green Tree Financial Corp., (98-4-A6), 6.53%, due 04/01/30	936,110
943,860	Green Tree Financial Corp., (98-4-A7), 6.87%, due 04/01/30	1,000,801
935,000	Greenpoint Manufactured Housing, (99-5-A5), 7.82%, due 12/15/29(1)	1,023,674
2,907,870	GSAA Home Equity Trust, (06-13-AF6), 6.04%, due 07/25/36(1)	1,628,159
329,565	GSAA Home Equity Trust, (06-19-A1), 0.325%, due 12/25/36(1)(6)	122,565
1,753,943	GSC Capital Corp. Mortgage Trust, (06-2-A1), 0.415%, due 05/25/36(1)(6)	809,994
1,438,823	GSR Mortgage Loan Trust, (05-AR3-6A1), 2.764%, due 05/25/35(1)	1,131,854
3,041,264	GSR Mortgage Loan Trust, (06-1F-1A5), 29.235%, due 02/25/36(I/F) (TAC)(1)(3)	4,548,580
253,414	Household Home Equity Loan Trust, (05-2-M1), 0.691%, due 01/20/35(1)	221,024
8,598,530	Indymac Index Mortgage Loan Trust, (06-AR13-A4X), 4.604%, due 07/25/36(I/O)(1)	402,505
2,051,125	Indymac Index Mortgage Loan Trust, (07-FLX2-A1C), 0.425%, due 04/25/37(1)	709,411
866,945	Indymac Manufactured Housing Contract, (98-2-A4), 6.64%, due 12/25/27(1)	865,699
1,538,793	JP Morgan Alternative Loan Trust, (06-A2-5A1), 5.673%, due 05/25/36(1)	897,704
3,292,713	JP Morgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37	2,434,774
550,000	Lake Country Mortgage Loan Trust, (06-HE1-M5), 144A, 2.235%, due 07/25/34(1)	236,500
933,527	Lehman ABS Manufactured Housing Contract Trust, (01-B-A6), 6.467%, due 08/15/28	1,012,138
2,203,553	Lehman XS Trust, (07-14H-A211), 0.73%, due 07/25/47(1)(6)	1,030,362
1,300,000	Long Beach Mortgage Loan Trust, (04-4-M1), 1.135%, due 10/25/34(1)	1,058,337
3,500,000	MASTR Adjustable Rate Mortgages Trust, (07-3-22A5), 0.575%, due 05/25/47(1)	399,642
2,931,483	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47(6)	1,722,302
2,450,000	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2C), 0.415%, due 06/25/37(1)	1,095,432
1,429,813	Merrill Lynch Mortgage-Backed Securities Trust, (07-2-1A1), 2.5%, due 08/25/36(1)	1,020,959
755,230	Mid-State Trust, (04-1-M1), 6.497%, due 08/15/37	757,444
370,000	Morgan Stanley Capital Inc., (05-HE3-M2), 0.755%, due 07/25/35(1)	349,456
1,500,000	Morgan Stanley Capital Inc., (05-HE3-M3), 0.765%, due 07/25/35(1)	1,079,372
1,707,505	Morgan Stanley Capital, Inc., (03-NC6-M1), 1.435%, due 06/25/33(1)	1,463,702
2,516,400	Morgan Stanley Mortgage Loan Trust, (07-15AR-4A1), 5.288%, due 11/25/37(1)	1,561,903

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—SEPTEMBER 30, 2011 (UNAUDITED) (CONT’D)

Principal Amount		Value
	Residential Non-Agency Mortgage-Backed Securities (Continued)
$3,908,402	Nomura Asset Acceptance Corp., (06-AR1-1A), 3.327%, due 02/25/36(1)(6)	$2,053,437
620,868	Oakwood Mortgage Investors, Inc., (01-D-A3), 5.9%, due 09/15/22	511,446
1,015,265	Oakwood Mortgage Investors, Inc., (01-D-A4), 6.93%, due 09/15/31	878,625
900,191	Oakwood Mortgage Investors, Inc., (02-A-A3), 6.03%, due 05/15/24	905,922
595,421	Oakwood Mortgage Investors, Inc., (98-D-A), 6.4%, due 01/15/29	601,467
951,844	Oakwood Mortgage Investors, Inc., (99-B-A4), 6.99%, due 12/15/26	962,603
1,074,843	Origen Manufactured Housing, (04-A-M2), 6.64%, due 01/15/35(1)	1,089,014
909,627	Origen Manufactured Housing, (05-A-M1), 5.46%, due 06/15/36(1)	925,365
1,200,000	Park Place Securities, Inc., (05-WHQ1-M2), 0.735%, due 03/25/35(1)	1,040,471
674,969	Residential Accredit Loans, Inc., (05-QA7-M1), 3.087%, due 07/25/35(1)(6)	14,612
1,786,182	Residential Accredit Loans, Inc., (06-Q07-2A1), 1.092%, due 09/25/46(1)	871,869
1,759,492	Residential Accredit Loans, Inc., (06-QS1-A3), 5.75%, due 01/25/36(PAC)	1,254,006
3,992,969	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36(6)	2,568,839
1,170,943	Residential Accredit Loans, Inc., (07-QS6-A62), 5.5%, due 04/25/37(TAC)(6)	690,230
2,779,000	Residential Asset Securitization Trust, (05-A8CB-A3), 5.5%, due 07/25/35	1,905,571
2,172,355	Residential Asset Securitization Trust, (07-A2-1A1), 6%, due 04/25/37(6)	1,642,777
8,003,122	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37(I/O)(3)	1,179,662
161,115,585	Residential Funding Mortgage Securities, (06-S9-AV), 0.3%, due 09/25/36(I/O)(1)	1,643,878
682,255	Residential Funding Mortgage Securities II, Inc., (01-HI3-AI7), 7.56%, due 07/25/26(1)	640,940
3,049,000	Securitized Asset-Backed Receivables LLC Trust, (07-BR4-A2C), 0.525%, due 05/25/37(1)	1,028,284
4,948,290	Soundview Home Equity Loan Trust, (06-WF1-A3), 5.655%, due 10/25/36(1)	2,599,592
2,142,540	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 5.44%, due 10/25/35(1)	1,227,215
2,822,397	Structured Adjustable Rate Mortgage Loan Trust, (05-23-3A1), 5.58%, due 01/25/36(1)	1,958,954
1,858,084	Structured Adjustable Rate Mortgage Loan Trust, (06-3-4A), 5.503%, due 04/25/36(1)(6)	1,275,453
1,407,868	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 5.087%, due 10/25/47(1)(6)	838,523
3,400,000	Structured Asset Mortgage Investments, Inc., (06-AR7-A11), 0.535%, due 08/25/36(1)	989,694
1,610,717	Structured Asset Mortgage Investments, Inc., (07-AR6-A1), 1.742%, due 08/25/47(1)	819,570
268,372	Terwin Mortgage Trust, (06-17HE-A2A), (144A), 0.315%, due 01/25/38(1)(2)(6)	228,963
509,840	UCFC Manufactured Housing Contract, (97-4-A4), 6.995%, due 04/15/29	523,486
615,958	Vanderbilt Acquisition Loan Trust, (02-1-M1), 7.33%, due 05/07/32(1)	647,019
1,149,814	Vanderbilt Mortgage Finance, (00-C-ARM), 0.574%, due 10/07/30(1)	1,061,977
1,033,577	Vanderbilt Mortgage Finance, (01-A-M1), 7.74%, due 04/07/31(1)	1,099,785
900,000	Vanderbilt Mortgage Finance, (02-C-A5), 7.6%, due 12/07/32	929,063
2,002,386	Washington Mutual Mortgage Pass-Through Certificates, (06-AR9-2A), 1.082%, due 11/25/46(1)	852,437
1,843,727	Washington Mutual Mortgage Pass-Through Certificates, (07-HY5-2A5), 5.709%, due 05/25/37(1)	1,127,272
1,836,830	Wells Fargo Mortgage-Backed Securities Trust, (06-2-1A4), 18.743%, due 03/25/36(I/F)(1)(3)	2,251,029
1,964,158	Wells Fargo Mortgage-Backed Securities Trust, (06-AR10-5A1), 2.734%, due 07/25/36(1)	1,436,389
2,117,097	Wells Fargo Mortgage-Backed Securities Trust, (07-AR3-A4), 5.789%, due 04/25/37(1)	1,780,320
2,130,058	Wells Fargo Mortgage Loan Trust, (10-RR4-1A2), (144A), 5.334%, due 12/27/46(1)(2)	955,352

	Total Residential Non-Agency Mortgage-Backed Securities	154,120,555

	Residential Agency Mortgage-Backed Securities (10.2%)
712,622	Federal Home Loan Mortgage Corp., (1673-SD), 14.715%, due 02/15/24(I/F) (PAC)(1)	918,503
1,538,759	Federal Home Loan Mortgage Corp., (1760-ZD), 1.67%, due 02/15/24(1)	1,556,630
408,229	Federal Home Loan Mortgage Corp., (2990-JK), 21.088%, due 03/15/35(I/F)(1)	468,756

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—SEPTEMBER 30, 2011 (UNAUDITED) (CONT’D)

Principal Amount		Value

	Residential Agency Mortgage-Backed Securities (Continued)
$98,697	Federal Home Loan Mortgage Corp., (3063-JS), 27.781%, due 11/15/35(I/F)(1)(7)	$99,956
552,284	Federal Home Loan Mortgage Corp., (3076-ZQ), 5.5%, due 11/15/35(PAC)(7)	577,673
12,039,894	Federal Home Loan Mortgage Corp., (3122-SG), 5.401%, due 03/15/36(I/O) (I/F) (TAC) (PAC)(1)	1,582,709
525,529	Federal Home Loan Mortgage Corp., (3128-OJ), 0%, due 03/15/36(P/O)(8)	506,620
769,673	Federal Home Loan Mortgage Corp., (3185-SA), 10.748%, due 07/15/36(I/F)(1)(7)	783,623
5,699,916	Federal Home Loan Mortgage Corp., (3239-SI), 6.421%, due 11/15/36(I/O) (PAC)(1)	882,012
5,913,005	Federal Home Loan Mortgage Corp., (3323-SA), 5.881%, due 05/15/37(I/O) (I/F)(1)(7)	676,450
3,570,668	Federal Home Loan Mortgage Corp., (3459-JS), 6.021%, due 06/15/38(I/O) (I/F)(1)	415,090
16,149,649	Federal National Mortgage Association, (04-53-QV), 1.59%, due 02/25/34(I/O) (I/F)(1)	538,342
187,924	Federal National Mortgage Association, (05-1-GZ), 5%, due 02/25/35(7)	187,861
327,355	Federal National Mortgage Association, (05-62-BO), 0%, due 07/25/35(P/O)(8)	320,665
3,526,349	Federal National Mortgage Association, (07-42-SE), 5.875%, due 05/25/37(I/O) (I/F)(1)	445,243
14,060,464	Federal National Mortgage Association, (07-48-SD), 5.865%, due 05/25/37(I/O) (I/F) (1)(7)	2,276,483
3,185,607	Federal National Mortgage Association, (09-69-CS), 6.515%, due 09/25/39(I/O) (I/F) (1)	428,888
4,978,312	Federal National Mortgage Association, (10-112-PI), 6%, due 10/25/40(I/O)(7)	944,073
4,277,871	Federal National Mortgage Association, (10-99-NI), 6%, due 09/25/40(I/O)	765,174
4,009,689	Government National Mortgage Association, (05-45-DK), 21.082%, due 06/16/35(I/F)(1)	4,912,652
15,205,971	Government National Mortgage Association, (06-35-SA), 6.37%, due 07/20/36(I/O) (I/F)(1)	2,388,049
26,380,030	Government National Mortgage Association, (06-61-SA), 4.52%, due 11/20/36(I/O) (I/F) (TAC)(1)	2,483,688
14,740,697	Government National Mortgage Association, (08-58-TS), 6.17%, due 05/20/38(I/O) (I/F) (TAC)(1)	1,891,769

	Total Residential Agency Mortgage-Backed Securities	26,050,909

	Total Collateralized Mortgage Obligations (Cost: $173,069,748)	186,386,701

	Corporate Bonds (23.7%)

	Airlines (1.9%)
1,861,400	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22(EETC)	1,917,242
980,155	Delta Air Lines, Inc. Pass-Through Certificates, (02-G1), 6.718%, due 07/02/24(EETC)	965,453
1,250,000	Delta Air Lines, Inc. Pass-Through Certificates, (02-G2), 6.417%, due 01/02/14(EETC)	1,256,250
900,000	US Airways Pass-Through Trust, (10-1A), 6.25%, due 04/22/23(EETC)	820,688

	Total Airlines	4,959,633

	Banks (6.4%)
700,000	Abbey National Treasury Services PLC (United Kingdom), (144A), 3.875%, due 11/10/14(2)	672,637
1,000,000	BAC Capital Trust XV, 1.126%, due 06/01/56(1)	579,549
1,000,000	Bank of America Corp., 5.625%, due 07/01/20	922,609
1,000,000	Bank of America NA, 0.647%, due 06/15/17(1)	736,651
3,000,000	BankBoston Capital Trust IV, 0.936%, due 06/08/28(1)	1,805,823
1,400,000	Chase Capital III, 0.876%, due 03/01/27(1)	1,110,439
400,000	Chase Capital VI, 0.879%, due 08/01/28(1)	315,161
1,500,000	CIT Group, Inc., (144A), 7%, due 05/02/16(2)	1,436,250
175,994	CIT Group, Inc., 7%, due 05/01/14	179,514
2,000,000	Citigroup, Inc., 0.862%, due 08/25/36(1)	1,315,198
1,250,000	Goldman Sachs Group, Inc. (The), 5.35%, due 01/15/16	1,294,446
975,000	Lloyds TSB Bank PLC (United Kingdom), 4.875%, due 01/21/16	951,752
650,000	Lloyds TSB Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20(2)	619,048
1,500,000	Morgan Stanley, Series MTN, 0.7%, due 10/18/16(1)	1,167,765

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—SEPTEMBER 30, 2011 (UNAUDITED) (CONT’D)

Principal Amount		Value
	Banks (Continued)
$1,000,000	NationsBank Capital Trust III, 0.799%, due 01/15/27(1)	$619,931
1,300,000	Royal Bank of Scotland PLC (The) (United Kingdom), 3.95%, due 09/21/15	1,224,270
1,400,000	Union Bank N.A., 3%, due 06/06/16	1,396,893

	Total Banks	16,347,936

	Coal (0.2%)
675,000	Arch Coal, Inc., (144A), 7%, due 06/15/19(2)	644,625

	Diversified Financial Services (2.0%)
650,000	Cantor Fitzgerald LP, (144A), 6.375%, due 06/26/15(2)	639,284
2,000,000	General Electric Capital Corp., 0.766%, due 08/15/36(1)	1,569,356
1,400,000	International Lease Finance Corp., (144A), 6.5%, due 09/01/14(2)	1,393,000
1,000,000	JP Morgan Chase Capital XXIII, 1.286%, due 05/15/47(1)	676,902
300,000	JPMorgan Chase Capital XXVII, 7%, due 11/01/39	302,004
700,000	U.S. Education Loan Trust IV LLC, (144A), 0.372%, due 03/01/41(1)(2)	580,997

	Total Diversified Financial Services	5,161,543

	Electric (4.1%)
850,000	AES Corp., 7.75%, due 10/15/15	867,000
2,000,000	Calpine Construction Finance Co., LP/CCFC Finance Corp., (144A), 8%, due 06/01/16(2)	2,060,000
2,250,000	Dynegy Roseton/Danskammer Pass Through Trust, Series B, 7.67%, due 11/08/16(EETC)	1,237,500
650,000	Edison Mission Energy, 7%, due 05/15/17	390,000
849,609	Mirant Mid Atlantic Pass Through Trust, Series B, 9.125%, due 06/30/17(EETC)	866,601
1,169,153	Mirant Mid Atlantic Pass Through Trust, Series C, 10.06%, due 12/30/28(EETC)	1,227,611
2,480,000	NRG Energy, Inc., (144A), 7.625%, due 01/15/18(2)	2,318,800
1,500,000	Puget Energy, Inc., 6.5%, due 12/15/20	1,524,375

	Total Electric	10,491,887

	Engineering & Construction (0.3%)
700,000	BAA Funding, Ltd., (144A), 4.875%, due 07/15/21(2)	715,292

	Gas (1.8%)
1,535,000	Sabine Pass LNG, LP, 7.5%, due 11/30/16	1,442,900
1,500,000	Sabine Pass LNG, LP, (144A), 7.5%, due 11/30/16(2)	1,350,000
2,066,000	Southern Union Co., 7.2%, due 11/01/66(1)	1,756,100

	Total Gas	4,549,000

	Healthcare-Services (1.6%)
1,000,000	Community Health Systems, Inc., 8.875%, due 07/15/15	980,000
1,000,000	HCA, Inc., 8.5%, due 04/15/19	1,055,000
2,000,000	Universal Health Services, Inc., 6.75%, due 11/15/11	2,013,594

	Total Healthcare-Services	4,048,594

	Media (2.0%)
570,000	CCH II LLC / CCH II Capital Corp., 13.5%, due 11/30/16	653,363
3,010,000	CSC Holdings LLC, 8.5%, due 04/15/14	3,262,087
1,250,000	CSC Holdings LLC, 8.5%, due 06/15/15	1,321,875

	Total Media	5,237,325

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—SEPTEMBER 30, 2011 (UNAUDITED) (CONT’D)

Principal Amount		Value

	Real Estate (0.6%)
$1,375,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	$1,448,402

	REIT (1.9%)
1,000,000	HCP, Inc., 6%, due 01/30/17	1,054,086
500,000	HCP, Inc., Series MTN, 6.3%, due 09/15/16	535,529
1,000,000	Health Care REIT, Inc., 4.7%, due 09/15/17	1,003,936
700,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	687,358
700,000	Healthcare Realty Trust, Inc., 6.5%, due 01/17/17	757,085
950,000	SL Green Realty Corp., 5%, due 08/15/18	939,570

	Total REIT	4,977,564

	Telecommunications (0.5%)
650,000	iPCS, Inc., 3.504%, due 05/01/14(1)	568,750
790,000	Nextel Communications, Inc., 5.95%, due 03/15/14	742,600

	Total Telecommunications	1,311,350

	Trucking & Leasing (0.4%)
952,000	AWAS Aviation Capital, Ltd., (144A), 7%, due 10/15/16(2)	937,720

	Total Corporate Bonds (Cost: $63,123,965)	60,830,871

	Municipal Bonds (0.8%)
650,000	Illinois State Build America Bonds, 4.071%, due 01/01/14	670,644
600,000	Illinois State Build America Bonds, 6.63%, due 02/01/35	630,360
650,000	Illinois State General Obligation Bond, 5.665%, due 03/01/18	700,323

	Total Municipal Bonds (Cost: $1,892,282)	2,001,327

	Total Fixed Income Securities (Cost: $ 271,311,552) (110.1%)	282,553,392

	Convertible Securities

	Convertible Corporate Bonds (2.5%)

	Building Materials (0.0%)*
45,000	Cemex SAB de CV (Mexico), 4.875%, due 03/15/15	21,544

	Commercial Services (0.3%)
907,000	Euronet Worldwide, Inc., 3.5%, due 10/15/25	902,465

	Diversified Financial Services (0.3%)
256,000	Janus Capital Group, Inc., 3.25%, due 07/15/14	251,213
625,000	Jefferies Group, Inc., 3.875%, due 11/01/29	574,218

	Total Diversified Financial Services	825,431

	Energy-Alternate Sources (0.0%)*
45,000	JA Solar Holdings Co., Ltd., 4.5%, due 05/15/13	30,375

	Insurance (0.6%)
1,517,000	Hilltop Holdings, Inc., (144A), 7.5%, due 08/15/25(2)	1,568,199

	Mining (0.1%)
224,000	Sterlite Industries India, Ltd., 4%, due 10/30/14	189,560

	Oil & Gas (0.3%)
884,000	Transocean, Inc., Series C, 1.5%, due 12/15/37	860,795

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—SEPTEMBER 30, 2011 (UNAUDITED) (CONT’D)

Principal Amount		Value

	Pharmaceuticals (0.1%)
$353,000	Omnicare, Inc., 3.25%, due 12/15/35	$320,789

	Retail (0.1%)
140,000	RadioShack Corp., (144A), 2.5%, due 08/01/13(2)	135,625

	Semiconductors (0.2%)
159,000	Rovi Corp., 2.625%, due 02/15/40	184,639
220,000	Xilinx, Inc., 3.125%, due 03/15/37	221,100

	Total Semiconductors	405,739

	Telecommunications (0.5%)
1,297,000	Ciena Corp., 0.25%, due 05/01/13	1,241,553

	Total Convertible Corporate Bonds (Cost: $6,445,319)	6,502,075

Number of Shares

	Convertible Preferred Stocks (0.6%)

	Electric (0.3%)
16,500	AES Corp., $3.375	803,880

	Oil & Gas (0.3%)
8,200	Chesapeake Energy Corp., $5.00	729,800

	Total Convertible Preferred Stocks (Cost: $1,473,300)	1,533,680

	Total Convertible Securities (Cost: $ 7,918,619) (3.1%)	8,035,755

	Common Stocks

	Banks (0.8%)
33,100	JPMorgan Chase & Co.	996,972
29,300	Morgan Stanley	395,550
19,750	State Street Corp.	635,160

	Total Banks	2,027,682

	Chemicals (0.3%)
19,700	Du Pont (E.I.) de Nemours & Co.	787,409

	Computers (0.3%)
23,300	Dell, Inc. (9)	329,695
40,900	Seagate Technology PLC (Ireland)	420,452

	Total Computers	750,147

	Diversified Financial Services (0.5%)
12,300	American Express Co.	552,270
16,172	Ameriprise Financial, Inc.	636,530

	Total Diversified Financial Services	1,188,800

	Diversified Manufactures (0.9%)
52,200	General Electric Co.	795,528
20,950	Honeywell International, Inc.	919,914

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—SEPTEMBER 30, 2011 (UNAUDITED) (CONT’D)

Number of Shares		Value

	Diversified Manufactures (Continued)
37,800	Textron, Inc.	$666,792

	Total Diversified Manufactures	2,382,234

	Electric (0.3%)
18,800	American Electric Power Co., Inc.	714,776

	Electronics (0.8%)
30,500	TE Connectivity, Ltd.	858,270
8,950	Thermo Fisher Scientific, Inc. (9)	453,228
19,600	Tyco International, Ltd.	798,700

	Total Electronics	2,110,198

	Entertainment (0.2%)
47,100	Regal Entertainment Group	552,954

	Food (0.6%)
11,400	Campbell Soup Co.	369,018
35,700	Kraft Foods, Inc., Class A	1,198,806

	Total Food	1,567,824

	Forest Products & Paper (0.1%)
13,000	MeadWestvaco Corp.	319,280

	Healthcare-Products (0.3%)
9,400	Johnson & Johnson	598,874
4,800	Teleflex, Inc.	258,096

	Total Healthhcare-Products	856,970

	Healthcare-Services (0.1%)
57,100	Tenet Healthcare Corp. (9)	235,823

	Home Builders (0.2%)
36,150	Lennar Corp., Class A	489,471

	Household Products/Wares (0.5%)
12,700	Avery Dennison Corp.	318,516
13,600	Kimberly-Clark Corp.	965,736

	Total Household Products/Wares	1,284,252

	Insurance (0.6%)
18,400	Allstate Corp. (The)	435,896
21,400	Travelers Cos., Inc. (The)	1,042,822

	Total Insurance	1,478,718

	Internet (0.2%)
25,100	Symantec Corp. (9)	409,130

	Iron & Steel (0.1%)
12,400	United States Steel Corp.	272,924

	Media (0.4%)
16,800	CBS Corp., Class B	342,384

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—SEPTEMBER 30, 2011 (UNAUDITED) (CONT’D)

Number of Shares		Value

	Media (Continued)
33,500	Comcast Corp., Class A	$700,150

	Total Media	1,042,534

	Mining (0.2%)
45,000	Alcoa, Inc.	430,650

	Oil & Gas (1.5%)
5,300	Anadarko Petroleum Corp.	334,165
15,500	Chevron Corp.	1,434,060
10,900	Devon Energy Corp.	604,296
22,050	Ensco International PLC (United Kingdom) (SP ADR)	891,481
24,100	Nabors Industries, Ltd. (9)	295,466
20,200	Valero Energy Corp.	359,156

	Total Oil & Gas	3,918,624

	Oil & Gas Services (0.3%)
13,700	Baker Hughes, Inc.	632,392
13,600	Weatherford International, Ltd. (9)	166,056

	Total Oil & Gas Services	798,448

	Packaging & Containers (0.2%)
25,400	Packaging Corp. of America	591,820

	Pharmaceuticals (0.5%)
76,400	Pfizer, Inc.	1,350,752

	REIT (0.2%)
35,550	Kimco Realty Corp.	534,317

	Retail (0.8%)
19,300	Foot Locker, Inc.	387,737
32,600	Gap, Inc. (The)	529,424
29,700	Home Depot, Inc. (The)	976,239

	Total Retail	1,893,400

	Savings & Loans (0.2%)
44,300	New York Community Bancorp, Inc.	527,170

	Semiconductors (0.5%)
41,700	Intel Corp.	889,461
15,000	Microchip Technology, Inc.	466,650

	Total Semiconductors	1,356,111

	Software (0.1%)
16,400	CA, Inc.	318,324

	Telecommunications (1.4%)
35,100	AT&T, Inc.	1,001,052
14,762	Motorola Mobility Holdings, Inc. (9)	557,709
15,157	Motorola Solutions, Inc.	635,078
112,700	Sprint Nextel Corp. (9)	342,608

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—SEPTEMBER 30, 2011 (UNAUDITED) (CONT’D)

Number of Shares		Value

	Telecommunications (Continued)
82,000	Windstream Corp.	$956,120

	Total Telecommunications	3,492,567

	Total Common Stocks (Cost: $ 36,586,835) (13.1%)	33,683,309

	Short Term Investments
Principal Amount

	Repurchase Agreement (0.0%)
$100,786	Repurchase Agreement, State Street Bank & Trust Company, 0.01%, due 10/03/11 (collateralized by $105,000, U.S. Treasury Bill, 0.02%, due 12/29/11, valued at $104,995) (Total Amount to be Received Upon Repurchase $100,786)	100,786

	U.S. Government Obligations (0.1%)
205,000	U.S. Treasury Bill, 0.01%, due 12/08/11(7)	204,995

	Total Short Term Investments (cost $305,776) (0.1%)	305,781

	TOTAL INVESTMENTS (Cost $316,122,782) (126.4%)	324,578,237
	LIABILITIES IN EXCESS OF OTHER ASSETS (-26.4%)	(67,869,165)

	NET ASSETS (100.0%)	$256,709,072

Notes to Schedule of Investments:
(1)		Floating or variable rate security. The interest shown reflects the rate in effect at September 30, 2011.
(2)		Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of these securities amounted to $44,724,518 or 17.4% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)		Illiquid security.
(4)		Restricted security (Note 4).
(5)		Rate stated is the effective yield.
(6)		A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(7)		All or a portion of this security is segregated to cover open futures contracts, when-issued, delayed-delivery or forward commitments. (Note 2).
(8)		As of September 30, 2011, security is not accruing interest.
(9)		Non-income producing security.
ADR	-	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
SP ADR	-	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
EETC	-	Enhanced Equipment Trust Certificate.
I/F	-	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	-	Interest Only Security.
MTN	-	Medium Term Note.
PAC	-	Planned Amortization Class.
TAC	-	Target Amortization Class.
P/O	-	Principal Only Security.
REIT	-	Real Estate Investment Trust.
*	-	Value rounds to less than 0.1% of net assets

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—SEPTEMBER 30, 2011 (UNAUDITED) (CONT’D)

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation
BUYS
9	S&P 500 Index Futures	12/15/11	$2,533,500	$(128,144)
3	S&P 500 E Mini Index Futures	12/16/11	168,900	(4,921)

			$2,702,400	$(133,065)

Swap Agreements
Credit Defaulted Swaps – Sell Protection (1)

Notional Amount	Expiration Date	Counterparty	Fixed Deal Receive Rate	Reference Entity	Unrealized (Depreciation)	Premium (Received)	Value
$2,310,000	09/20/16	Barclays Capital Inc.	0.25%	Government of France (Moody’s Rating Aaa)	$(39,998)	$(128,853)	$(168,851)

(1) As a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

INVESTMENTS BY INDUSTRY—SEPTEMBER 30, 2011 (UNAUDITED)

Industry	Percentage of Net Assets
Residential Non-Agency Mortgage-Backed Securities	60.0%
Asset-Backed Securities	11.7
Residential Agency Mortgage-Backed Securities	10.2
Banks	7.2
Electric	4.7
Diversified Financial Services	2.8
Commercial Mortgage-Backed Securities	2.4
Media	2.4
Telecommunications	2.4
Oil & Gas	2.1
Real Estate Investment Trust (REIT)	2.1
Airlines	1.9
Gas	1.8
Healthcare-Services	1.7
Insurance	1.2
Diversified Manufactures	0.9
Retail	0.9
Electronics	0.8
Municipal Bonds	0.8
Semiconductors	0.7
Food	0.6
Pharmaceuticals	0.6
Real Estate	0.6
Hotels, Restaurants & Leisure	0.5
Household Products/Wares	0.5
Electric Utilities	0.4
Satellite Communications	0.4
Trucking & Leasing	0.4
Chemicals	0.3
Commercial Services	0.3
Computers	0.3
Engineering & Construction	0.3
Healthcare-Products	0.3
Mining	0.3
Oil & Gas Services	0.3
Home Builders	0.2
Internet	0.2
Coal	0.2
Entertainment	0.2
Packaging & Containers	0.2
Savings & Loans	0.2
Forest Products & Paper	0.1
Iron & Steel	0.1
Software	0.1
Building Materials	0.0	*
Energy-Alternate Sources	0.0	*
Short Term Investments	0.1

Total	126.4%

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Notes to Schedule of Investments (Unaudited)

Note 1—Security Valuation:

Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices. Short-term debt securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, where upon they will be valued at amortized value using their value of the 61st day prior to maturity.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or mean prices are not reflective of a security’s market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors. There were no fair valued securities at September 30, 2011.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under that accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the Level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on recurring basis follows:

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the

U.S. markets for investments such as depositary receipts, futures, exchange-traded funds (“ETFs”), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Future contracts. Futures contracts are generally valued at the settlement prices established at the close of business each day by the board of trades or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. As such, they are categorized as Level 1.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-Backed securities, mortgage backed securities and collateralized debt obligations. The fair value of asset backed securities, mortgage backed securities and collateralized debt obligations is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would then be in Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Credit Default Swaps. Credit Default swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as level 2; otherwise, the fair values would be categorized as leave 3.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$29,526,036	$449,998	$29,976,034

Bank Loans
Electric Utilities	—	1,134,472	—	1,134,472
Hotels, Restaurants & Leisure	—	1,261,200	—	1,261,200
Satellite Communications	—	962,787	—	962,787

Total Bank Loans	—	3,358,459	—	3,358,459

Collateralized Mortgage Obligations
Commercial Mortgage-Backed Securities	—	6,215,237	—	6,215,237
Residential Non-Agency Mortgage-Backed Securities	—	139,230,976	14,889,579	154,120,555
Residential Agency Mortgage-Backed Securities	—	26,050,909	—	26,050,909

Total Collateralized Mortgage Obligations	—	171,497,122	14,889,579	186,386,701

Corporate Bonds
Airlines	—	4,959,633	—	4,959,633
Banks	—	16,347,936	—	16,347,936

Coal	—	644,625	—	644,625
Diversified Financial Services	—	5,161,543	—	5,161,543
Electric	—	10,491,887	—	10,491,887
Engineering & Construction	—	715,292	—	715,292
Gas	—	4,549,000	—	4,549,000
Healthcare-Services	—	4,048,594	—	4,048,594
Media	—	5,237,325	—	5,237,325
Real Estate	—	1,448,402	—	1,448,402
REIT	—	4,977,564	—	4,977,564
Telecommunications	—	1,311,350	—	1,311,350
Trucking & Leasing	—	937,720	—	937,720

Total Corporate Bonds	—	60,830,871	—	60,830,871

Municipal Bonds	—	2,001,327	—	2,001,327

Total Fixed Income Securities	—	267,213,815	15,339,577	282,553,392

Convertible Securities
Convertible Corporate Bonds
Building Materials	—	21,544	—	21,544
Commercial Services	—	902,465	—	902,465
Diversified Financial Services	—	825,431	—	825,431
Energy-Alternate Sources	—	30,375	—	30,375
Insurance	—	1,568,199	—	1,568,199
Mining	—	189,560	—	189,560
Oil & Gas	—	860,795	—	860,795
Pharmaceuticals	—	320,789	—	320,789
Retail	—	135,625	—	135,625
Semiconductors	—	405,739	—	405,739
Telecommunications	—	1,241,553	—	1,241,553

Total Convertible Corporate Bonds	—	6,502,075	—	6,502,075

Convertible Preferred Stocks
Electric	803,880	—	—	803,880
Oil & Gas	729,800	—	—	729,800

Total Convertible Preferred Stocks	1,533,680	—	—	1,533,680

Total Convertible Securities	1,533,680	6,502,075	—	8,035,755

Common Stock
Banks	2,027,682	—	—	2,027,682
Chemicals	787,409	—	—	787,409
Computers	750,147	—	—	750,147
Diversified Financial Services	1,188,800	—	—	1,188,800
Diversified Manufactures	2,382,234	—	—	2,382,234
Electric	714,776	—	—	714,776
Electronics	2,110,198	—	—	2,110,198
Entertainment	552,954	—	—	552,954
Food	1,567,824	—	—	1,567,824
Forest Products & Paper	319,280	—	—	319,280
Healthcare-Products	856,970	—	—	856,970
Healthcare-Services	235,823	—	—	235,823
Home Builders	489,471	—	—	489,471
Household Products/Wares	1,284,252	—	—	1,284,252
Insurance	1,478,718	—	—	1,478,718
Internet	409,130	—	—	409,130
Iron & Steel	272,924	—	—	272,924
Media	1,042,534	—	—	1,042,534
Mining	430,650	—	—	430,650
Oil & Gas	3,918,624	—	—	3,918,624
Oil & Gas Services	798,448	—	—	798,448
Packaging & Containers	591,820	—	—	591,820
Pharmaceuticals	1,350,752	—	—	1,350,752
REIT	534,317	—	—	534,317
Retail	1,893,400	—	—	1,893,400
Savings & Loans	527,170	—	—	527,170
Semiconductors	1,356,111	—	—	1,356,111
Software	318,324	—	—	318,324
Telecommunications	3,492,567	—	—	3,492,567

Total Common Stock	33,683,309	—	—	33,683,309

Total Short Term Investments	204,995	100,786	—	305,781

Total Investments	$35,421,984	$273,816,676	$15,339,577	$324,578,237

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Futures Contracts
Equity Risk	$(133,065)	$—	$—	$(133,065)
Swap Agreements
Credit Risk	—	(168,851)	—	(168,851)

Total	$(133,065)	$(168,851)	$—	$(301,916)

Total	$35,288,919	$273,647,825	$15,339,577	$324,276,321

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the nine months ended September 30, 2011.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of 12/31/2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3		Transfers (out) of Level 3	Balance as of 9/30/2011	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 9/30/2011
Asset-Backed Securities	$—	$—	$—	$(2)	$450,000	$—	$—		$—	$449,998	$(2)
Collateralized Mortgage Obligations	—	—	(358,495)	2,522,730	22,392	(716,381)	13,419,333	**	—	14,889,579	2,522,730

Total	$—	$—	$(358,495)	$2,522,728	$472,392	$(716,381)	$13,419,333		$—	$15,339,577	$2,522,728

*	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobervable inputs.

The Fund’s policy on transfer between Levels is to recognize them at the beginning of the reporting period.

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

At September 30, 2011, the Fund had the following derivatives:

	Credit Risk	Equity Risk	Total
Liability Derivatives
Futures Contracts	$—	$(133,065)	$(133,065)
Swap Agreements	(168,851)	—	(168,851)
Notional Amounts/Contracts†
Number of Futures Contracts	—	12	12
Swap Agreements	$2,310,000	$—	$2,310,000

†	Amount represents notional amount or number of contracts outstanding at the end of the period.

Futures Contracts: The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended September 30, 2011, the Fund used futures contracts to gain exposure to the S&P Index. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Swap agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If the Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the period when a credit default swap is open, the transaction is marked to market in accordance with the terms of the agreement. Changes in the values of credit default swap agreements are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended September 30, 2011, the Fund used credit default swap agreements to gain exposure to a bond issued by Government of France. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Mortgage-Backed Securities: The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped mortgage backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions: The Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. To guard against the deemed leverage, the Fund segregates cash or securities in the amount equal to or greater than the committed amount.

Repurchase Agreements: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer delays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

Note 2—Federal Income Taxes:

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At September 30, 2011, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Appreciated securities	$31,036,612
Depreciated securities	(22,935,863)

Net unrealized appreciation	$8,100,749

Cost of securities for federal income tax purposes	$316,477,488

The Fund did not have any unrecognized tax benefits at September 30, 2011, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 3—Restricted Securities:

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities (excluding Rule 144A issues) at September 30, 2011. However, one 144A security was deemed illiquid as of September 30, 2011 and therefore was considered restricted. Aggregate cost and fair value of the security held at September 30, 2011 was as follows:

	Aggregate Cost	Aggregate Value	Value as a Percentage of Fund’s Net Assets
Total of Restricted Securities	$450,000	$449,998	0.18%

Note 4—Recently Issued Accounting Pronouncements:

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, which amends U.S. GAAP to conform it with fair value measurement and disclosure requirements in International Financial Reporting Standards (IFRS). The amendments in ASU No. 2011-04 change the wording used to describe the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective for during interim and annual periods beginning after December 15, 2011. The Funds are in the process of evaluating the disclosure requirements and any impact the new disclosures will have on its financial statements.

Item 2.	Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ Charles W. Baldiswieler

Charles W. Baldiswieler President and Chief Executive Officer

Date	November 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles W. Baldiswieler

Charles W. Baldiswieler President and Chief Executive Officer

Date	November 11, 2011

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito Treasurer and Chief Financial Officer

Date	November 11, 2011